Exhibit 10.1

AMENDED BYLAWS

OF

SECURITY NATIONAL FINANCIAL CORPORATION

Adopted and Approved by
the Board of Directors
December 6, 2013

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Table of Contents,  Con't.

ARTICLE 6	EXECUTION OF INSTUMENTS, BORROWING OF MONEY AND DEPOSIT OF CORPORATE FUNDS	10
6.1	Instruments	10
6.2	Loans	10
6.3	Deposits	10
6.4	Checks, Drafts, etc.	10
6.5	Bonds and Debentures	10
6.6	Sale, Transfer, etc., of Securities	10
6.7	Proxies	11

ARTICLE 7	CAPITAL STOCK	11
7.1	Stock Certificates	11
7.2	Shares Without Certificates	12
7.3	Transfer of Stock	12
7.4	Restrictions on Transfer or Registration of Shares	12
7.5	Regulations	12
7.6	Transfer Agents and Registrars	12
7.7	Lost or Destroyed Certificates	13
7.8	Consideration for Shares	13

ARTICLE 8	INDEMNIFICATION	13
8.1	Indemnification	13
8.2	Certain Restrictions on Indemnification	13

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Table of Contents, Con't

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AMENDED BYLAWS

OF

  SECURITY NATIONAL FINANCIAL CORPORATION

As Amended on December 6, 2013

ARTICLE  1

CORPORATE OFFICES

1.1          Business Office. The principal office of Security National Financial  Corporation (the "Corporation")   shall be located at such place within the state of Utah, as may be determined  by the Board of Directors.   The Corporation  may have such other offices, either within  or without the state of Utah as the Board  of Directors  may designate  or as the business  of the Corporation  may require from time to time.

1.2          Registered  Office. The registered  office of the Corporation  shall be located within the state of Utah  and may be, but need not be, identical  with the principal  office  (if located within the state of Utah).   The address  of the registered  office  may  be changed  from  time to time by the Board of Directors.

ARTICLE 2

SHAREHOLDERS

2.1         Annual  Meeting. The annual meeting  of shareholders  shall be held each year on a date and at a time designated  by the Board of Directors.   At the meeting,  directors  shall be elected and any other proper  business  may be transacted.  If the election  of directors  shall not be held on the day designated  for the annual meeting of the shareholders,  or at any adjournment  thereof, the Board of Directors  shall cause the election  to be held at a special meeting  of the shareholders.

2.2         Special Meetings. Special meetings  of the shareholders  may be called at any time by the Chairman  of the Board, by the President,  or by the Board  of Directors.   Special  meetings  of the shareholders  may also be called by the holders  of shares representing  at least ten percent  (10%) of all the shares entitled  to be voted on any issue proposed  to be considered  at the proposed  special meeting by delivery  of one or more signed and dated written  demands  for the meeting,  stating the purpose  or purposes   for which  it is to be held to the Corporation's   Secretary  or other  designated officer.

2.3          Place of Meetings.   Meetings  of shareholders  may be held  at any place within or outside  the  state  of Utah  as designated   by the Board  of Directors.    In  the  absence  of any such designation,  meetings  shall be held at the principal  office of the Corporation.

2.4          Notice of Meetings.   Written  or printed notice stating  the place,  date, and hour of the meeting,  and in case of a special  meeting,  the purpose  or purposes   for  which  the meeting  is called, shall be given not less than ten nor more than 60 days before the date of the meeting,  either personally, by facsimile,  mail, or express  courier by or at the direction  of the chairman  of the Board of Directors,  the President,  the Secretary,  or the officer  or person(s)  calling  the meeting,  to each shareholder of record entitled to vote at such meeting or to any other shareholder  entitled by the Utah Revised Business Corporation  Act (the "Revised Act") or the Corporation's  Articles  ofIncorporation (the "Articles  of Incorporation")   to receive  notice of the meeting.

2.5          Fixing of Record  Date.  For the purpose of determining  shareholders  of any voting group entitled to notice of or to vote at any meeting of shareholders,  or shareholders   entitled to take action without a meeting, or shareholders  entitled to receive payment  of any distribution  or dividend, or in order to make  a determination   of  shareholders  for any other  proper  purpose,  the Board  of Directors  may fix in advance  a date as the record date.  Such record  date shall  not be more than 70 days prior to the date on which the particular  action requiring  such determination   of the shareholders is  to  be taken.    If  no  record   date  is  so  fixed  by  the  Board  of  Directors,   the  record  date  for determination  of such shareholders   shall be determined  in accordance  with the Revised  Act.

2.6          Voting List.  Unless  otherwise  directed by the Board of Directors,  the Secretary of the Corporation  shall prepare  a list of the names  of all of the shareholders   who  are entitled  to be given notice of the meeting.    The  list  shall be arranged  by voting  group,  and  within  each voting group by class or series of shares.  The list shall be alphabetical  within each class  or series and must show the address of, and the number  of shares held by, each shareholder.   The shareholder  list must be made available for inspection  by any shareholder  in accordance  with the Revised  Act.

2.7          Shareholder  Quorum and Voting Requirements. If the Articles  ofIncorporation or the Revised Act provide  for voting  by a single voting group on a matter,  action  on that matter is taken when voted upon by that voting  group.   If the Articles  of Incorporation   or the Revised  Act provide  for voting by two or more  voting  groups  on a matter,  action  on that  matter  is taken only when voted upon by each of those voting  groups counted  separately.   One voting  group may vote On a matter even though  another  voting  group entitled to vote on the matter  has not voted.

Shares entitled  to vote as a separate voting group may take action  on a matter at a meeting  only if a quorum  of those  shares exists with respect to that matter.   Unless  the Articles  of Incorporation,  these Amended  Bylaws  or the Revised Act provide otherwise,  a majority  of the votes entitled to be cast on the matter  by the voting  group constitutes  a quorum  of that voting  group for action on that matter.

Once a share is represented  for any purpose  at a meeting,  including  the purpose  of determining  that a quorum exists, it is deemed present for quorum purposes  for the remainder  of the meeting and for any adjournment  of that meeting unless  a new record  date is or must be set for the adjourned meeting.

If a quorum  exists,  action  on a matter  (other  than  the election  of directors)  by a voting group  is approved  if the votes cast within  the voting  group  favoring  the action  exceed  the votes cast opposing  the action, unless the Articles  of Incorporation,   these Amended  Bylaws,  or the Revised  Act require  a greater number  of affirmative  votes.

2.8          Proxies.  At all meetings of shareholders,  a shareholder  may vote in person, or vote by  a proxy  that  is  executed   by  the  shareholder   or  that  is  executed   by  the  shareholder's   duly authorized agent or attorney-in-fact,   or by an electronic  transmission  containing  or accompanied  by information  that indicates  that the shareholder,  or the shareholders  duly authorized  agent or attorney in-fact authorized  the transmission.   Such proxy shall be filed with the Secretary  of the Corporation, the inspector  of election,  or any other person authorized  to tabulate  votes before or at the time of the meeting.  No proxy shall be valid after eleven months from the date of its execution  unless otherwise provided  in the proxy.

2.9          Voting Shares. Each outstanding  share, regardless  of class, and except as otherwise required by the Revised  Act, shall be entitled to one vote, and each fractional  share is entitled  to a corresponding  fractional  vote, on each matter submitted  to a vote at a meeting  of the shareholders, except to the extent  that the voting rights of the shares of any class or classes  are limited  or denied by the Articles  of Incorporation   as permitted  by the Revised  Act.

Redeemable   shares are not entitled  to vote after notice  of redemption  is mailed  to the holders and a sum sufficient  to redeem the shares has been deposited  with a bank, trust company, or other financial  institution  under an irrevocable  obligation  to pay the holders the redemption  price upon surrender  of the shares.

Unless the Articles ofIncorporation  provide otherwise,  at each election for directors, every shareholder  entitled  to vote at such election shall have the right to vote, in person or by proxy, all of the  votes  to  which  the  shareholder's   shares  are entitled  for  as many  persons  as there  are directors to be elected  and for whose election  such shareholder  has a right to vote.

2.10        Shareholder Action Without a Meeting.  Any  action  that may be taken  at any annual or special meeting  of shareholders  may be taken without  a meeting  and without prior notice, if a consent in writing,  setting forth the action so taken, is signed by the holders of outstanding  shares having not less than the minimum  number of votes that would be necessary  to authorize  or take the action at a meeting  at which  all shares entitled to vote thereon  were present  and voted.

2.11        Waiver.  A shareholder may waive any required notice in accordance with the Revised Act.

ARTICLE  3

Board of Directors

3.1         General Powers. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, the Board of Directors, subject to any limitation set forth in the Articles of Incorporation or in a shareholder's agreement authorized under the Revised Act.

3.2         Number of Directors and Qualification.   The initial authorized number of directors shall be not less than five nor more than twelve unless otherwise specified from time to time by resolution of the Board of Directors, but shall not be less than three unless the number of shareholders of the Corporation is less than three, in which event the Corporation may have a number of directors equal to or greater than the number of shareholders.  Directors need not be residents of the state of Utah.

3.3         Election and Term of Office. Directors shall be elected at each annual meeting of the shareholders to hold office until the next succeeding annual meeting. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.  No decrease in the authorized number of directors shall have the effect of shortening the term of any incumbent director.

3.4         Chairman of the Board of Directors.  Chairman of the Board of Directors.  The Board of Directors may elect a Chairman of the Board of Directors, which person shall at all times be a director. The Chairman of the Board of Directors, if such a person is elected, shall, if present, preside at meetings of the Board of Directors and exercise and perform such other powers and duties as may from time to time be assigned to him by the Board of Directors or as may be prescribed by these Amended Bylaws. Unless otherwise restricted by law, the Chairman of the Board of Directors may also be given the duties of an officer of the Corporation, as well as serve as an officer, as determined by the Board of Directors. The period(s) of service by the Chairman of the Board of Directors shall be determined by the Board of Directors. In the absence of the Chairman of the Board of Directors, if elected, the Board of Directors may appoint another member of the Board of Directors to conduct the meeting(s) of the Board of Directors.

3.5         Regular Meetings. The Board of Directors may provide by resolution the time and place, either within or without the state of Utah, for the holding of regular meetings without notice other than such resolution.

3.6         Special Meetings.  Special meetings of the Board of Directors for any purpose or purposes may be called at any time by or at the request of the Chairman of the Board of Directors, the President, or any two directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the state of Utah, as the place for holding any special meeting of the Board of Directors.

3.7         Notice.  Notice of the date, time, and place of any special meeting of the Board of Directors shall be delivered personally or by telephone to each director or sent by mail, express courier, or facsimile,  charges  prepaid,  addressed  to each director  at that  director's  address  as it is shown on the records  of the Corporation.   If the notice is mailed, it shall be deposited in the United States mail at least five days before the time of the holding of the meeting. If the notice is delivered personally, by express courier, or by telephone, facsimile, telegraph or electronic mail, it shall be delivered at least 48 hours before the meeting begins.  Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving notice has reason to believe will promptly communicate it to the director. Any director may waive notice of any meeting by delivering a written waiver to the Corporation to file in its corporate records, and attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where the director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened and does not thereafter vote for or consent to action taken at the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors needs to be specified in the notice or waiver of notice of such meeting.

3.8         Quorum. A majority of the authorized number of directors as fixed in accordance with these Amended Bylaws shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than a majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice until a quorum shall be present.

3.9         Manner of Acting.  The act of a majority of the directors present at a meeting at which a quorum is present shall, unless the act of a greater number of directors is required by the Articles of Incorporation or these Amended Bylaws, be the act of the Board of Directors.

3.10       Vacancies and Newly-Created Directorships.  Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum, or by the affirmative vote of the majority of shares entitled to vote for directors.  A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. The term "vacancy" includes any directorship authorized under Section 3.2 but not filled by shareholders at the annual meeting, whether or not such directorship had a prior encumbrance.

3.11       Fees and Compensation. Directors may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the Board of Directors. This section shall not be construed to preclude any director from serving the Corporation in  any other capacity as an officer, agent, employee, or otherwise and receiving compensation for those services.

3.12       Presumption of Assent. A director who is present at a meeting of the Board of Directors when corporate action is taken is considered to have consented to the action taken at the meeting unless the director objects at the beginning of the meeting, or promptly upon arrival, to holding the meeting or transacting business at the meeting and does not thereafter vote for or consent to any action taken at the meeting, or the director contemporaneously requests his dissent or abstention as to any specific action to be entered into the minutes of the meeting, or the director causes written notice of a dissent or abstention as to a specific action to be received by the presiding officer  of the meeting  before  adjournment   of the meeting  or by the  Corporation   promptly  after adjournment  of the meeting.

3.13        Resignations.  A director  may  resign  at any time by giving  a written  notice  of resignation  to either the Chairman  of the Board  of Directors,  the President,  a Vice President,  or the Secretary   or  Assistant   Secretary,   if  any.    Unless   otherwise   provided   in  the  resignation,   the resignation   shall  become  effective  when  the  notice  is received  by  an officer  or director  of the Corporation.    If the resignation  is effective  at a future  time,  the Board  of Directors  may  elect a successor  to take office when the resignation  becomes  effective.

3.14        Action by Written Consent. Any action required  to be taken  at a meeting  of the Board of Directors  or any other action that may be taken at a meeting of the Board  of Directors, may be taken without  a meeting  if a consent  in writing,  setting forth the action so taken, is signed by all of the directors.    Such  consent  shall  have  the  same  legal  effect  as a unanimous   vote  of all the directors and may be described as such in any document  or instrument.  Action taken pursuant to this Section  is effective  when the last director  signs  a writing  describing  the action  taken,  unless the Board  of Directors  establishes  a different  effective  date.

3.15        Meetings  by  Telephone  Conference  Call  or  Other  Telecommunication. Members  of the Board  of Directors,  or any committee   designated  by the Board  of Directors,  may participate  in a meeting  of the Board of Directors  or committee,  as the case may be, by means of a conference  telephone  call or similar  communications   equipment,  or through  the use of any other means  of communication,   by which  all persons  participating   in the meeting  can hear each other during the meeting.   Participation   in such a meeting  shall be considered  present  in person  at such meeting.

3.16        Removal of Directors. The shareholders  may remove  one or more  directors  at a meeting  called  for that  purpose  if notice  has  been  given  that  a purpose  of  the  meeting  is such removal.   The removal  may be with or without  cause unless  the Articles  of Incorporation   provide that  directors  may  only  be removed  with  cause.    If a director  is elected  by  a voting  group  of shareholders,  only the shareholders  of that voting  group may participate  in the vote to remove such director.    A director  may  be removed  only  if the number  of votes  cast to remove  such director exceeds  the number  of votes cast not to remove  such director.

ARTICLE 4

COMMITTEES

4.1         Committees.  The Board  of Directors  shall by resolution  adopted  by a majority  of the Board  of Directors  designate  from among its members  an audit committee  and may from time to time  by resolution   adopted  by  a majority  of the  Board  of Directors  designate   from  among  its members  one or more committees  in addition  to an audit committee,  including,  but not limited to, a compensation  committee  and an executive  committee,  each of which shall have  such authority of the Board  of Directors  as may be specified  in the resolution  of the Board  of Directors  designating such  committee;   provided,  however,  that  any  such  committee  so designated   shall  not have  any powers not allowed under the Revised Act. The chairman  of any such committee  shall be designated by the Board  of Directors.    Each  committee  must have  at least three  directors   as members.   The Board  of Directors  shall have  power  at any time to change  the members  of any such committee, designate  alternate  members   of  any  such  committee,   and  fill  all  vacancies   therein.    Any  such committee  shall serve at the pleasure  of the Board of Directors.

4.2         Procedures, Meetings and Quorum. Meetings of any committee designated by the Board of Directors may be held at such times and places as the chairman of such committee shall from time to time determine. Notice of such meetings shall be given within the same times and by the same means as set forth in these Amended Bylaws for meetings of the Board of Directors. At every meeting of any such committee, the presence of a majority of all of the members of such committee shall be necessary for the transaction of business, and the action of any such committee must be authorized by the affirmative vote of a majority of the members present at such meeting at which a quorum is present. Any such committee shall keep minutes of its proceedings, and all action by such committee shall be reported to the Board of Directors at its meeting next succeeding such action.

  ARTICLE 5

 OFFICERS

5.1         Officers. Except as provided otherwise by a resolution of the Board of Directors, the officers of the Corporation shall be a President, one or more Vice Presidents  as may be determined by resolution of the Board of Directors, a Secretary and a Treasurer.  The principal officersof the Corporation shall be the President, Treasurer and Secretary.  The Corporation may also have, at the discretion of the Board of Directors, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be appointed by the Board of Directors. Officers need not be shareholders of the Corporation.

5.2        Appointment, Term of Office and Qualification. The officers of the Corporation shall be appointed by, and serve at the pleasure of, the Board of Directors, subject to any rights of an officer under any contract of employment. Appointment of officers shall take place annually or at such other intervals as the Board of Directors may determine, and may be made at regular or special meetings of the Board of Directors or by the written consent of the directors.  Each officer shall hold office until his successor shall have been duly appointed and qualified or until such officer's death, resignation, or removal in the manner provided in these Amended Bylaws.  No officer provided for in this Article 5 need be a director of the Corporation nor shall any such officer be a director unless elected a director in accordance with these Amended Bylaws.

5.3         Resignations.  Any  officer may resign  at any time by  delivering  a written resignation to the Board of Directors, the President, or the Secretary. Unless otherwise specified therein, such resignation shall take effect upon such delivery of the resignation;  and, unless otherwise specified in the resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party

5.4          Removal.   Any  officer  may  be  removed   by  the  Board  of  Directors   or  by  a committee,  if any, if so authorized  by the Board  of Directors,    whenever  in its judgment   the best interests  of the Corporation  would be served thereby,  but such removal  shall be without  prejudice to the contract  rights,  if any, of the person so removed.

5.5          Vacancies and Newly-Created Offices.  A vacancy  in any office may be filled by the Board of Directors  at any regular or special meeting  or by the unanimous  written  consent  of the directors.

5.6          President.   Unless the Board of Directors  shall otherwise  determine,  the President shall be the Chief Executive  Officer  of the Corporation,   and, if so designated  by resolution  of the Board of Directors,  shall also have the title Chief Executive  Officer,  and shall, subject to the control of the Board of Directors,  have general supervision,  direction,  and control of the business,  officers, employees,  and agents  of the Corporation.   The President  shall, when present,  preside  at meetings of the shareholders.   The President  shall have the general powers  and duties of management  usually vested in the office of President  of a corporation,  and shall have such other powers  and duties as may be prescribed  by the Board  of Directors  or these Amended  Bylaws.

5.7          Vice Presidents.  In the absence or disability  of the President,  the Vice Presidents, in order of their rank as fixed by the Board of Directors  or, if not ranked,  a Vice President  designated by the Board  of Directors,  shall perform  all the duties  of the President  and, when  so acting,  shall have all the powers of, and be subject to all the restrictions  upon, the President.  The Vice Presidents shall have such other powers  and perform  such other duties as may from time to time be prescribed for them by the Board  of Directors,  these Amended  Bylaws,  the President,  or the Chairman  of the Board of Directors  and, unless  otherwise  so prescribed,  the powers  and duties  customarily  vested in the office of Vice President  of a Corporation.

5.8          Secretary. The Secretary  shall keep or cause to be kept, at the principal  executive office of the Corporation  or such other place as the Board of Directors  may direct, a book of minutes of the proceedings  of all meetings  of, and a record of all actions taken by, the Board  of Directors  or any committees  of the Board  of Directors.   The Secretary  shall cause all notices  of meetings  to be duly given  in accordance   with the provisions   of these  Amended  Bylaws  and  as required  by the Revised  Act.

The Secretary  shall be the custodian  of the corporate  records and of the seal, if any, of the Corporation.   Unless  otherwise  required by law or by the Board of Directors,  the adoption  or use of a corporate  seal is not required.   The Secretary  shall see that the books,  reports,  statements, certificates,  and other  documents  and records  required  by the Revised  Act are properly  kept  and filed.

The Secretary  shall have charge of the stock books of the Corporation  and cause the stock and transfer  books  to be kept in such manner  as to show at any time the amount  of the stock ofthe  Corporation  of each class issued and outstanding,  the manner in which and the time when such stock was paid for, the alphabetically  arranged names and addresses  of the holders  of record thereof, the number  of shares held by each holder, and the time when each became a holder  of record.  The Secretary  shall  exhibit  at all reasonable  times  to any  director,  upon  application,   the  original  or duplicate  stock register.   The Secretary  shall cause the stock ledger to be kept and exhibited  at the principal  office of the Corporation  in the manner  and for the purposes  provided  by these Amended Bylaws  and the Revised  Act.

The Secretary shall perform all duties incident to the office of Secretary and such other duties as are given to him or her by law or these Amended Bylaws or as from time to time may be assigned by the Board of Directors.

5.9          Treasurer.  The Treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

The Treasurer shall deposit all monies and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and the Board of Directors, whenever they request it, an account of all of transactions taken as Treasurer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these Amended Bylaws.

5.10       Assistant Secretaries and Treasurers.  Any Assistant Secretaries or Assistant Treasurers elected by the Board of Directors shall perform such of the duties of the Secretary or the Treasurer, respectively, as may be assigned to them by the officers they are elected to assist, or as may otherwise be prescribed for them by the Board of Directors.

5.11       Salaries. The salaries or other compensation of the officers of the Corporation shall be fixed from time to time by the Board of Directors, except that the Board of Directors may delegate to any person or group of persons the power to fix the salaries or other compensation of any officers. No officer shall be prevented from receiving any such salary or compensation by reason of the fact that he is also a director of the Corporation.

5.12       Surety Bonds. In the event the Board of Directors shall so require, any officer or agent of the Corporation shall provide the Corporation with a bond, in such sum and with such surety or sureties as the Board of Directors may direct, conditioned upon the faithful performance of his or her duties to the Corporation, including responsibility for negligence and for the accounting of all property, monies, or securities of the Corporation that may come under his or her responsibility.

ARTICLE  6

EXECUTION  OF INSTRUMENTS,  BORROWING  OF MONEY
AND DEPOSIT OF CORPORATE FUNDS

6.1         Instruments. The Board of Directors may authorize any officer, agent, or agents, to enter into any contract or execute and deliver any instrument in the name of, and on behalf of, the Corporation, and such authority may be general or confined to specific instances.

6.2         Loans. No loan to the Corporation shall be contracted, no negotiable paper or other evidence of its obligation under any loan to the Corporation shall be issued in its name, and no property of the Corporation shall be mortgaged, pledged, hypothecated, transferred, or conveyed as security for the payment of any loan, advance, indebtedness, or liability of the Corporation, unless and except as authorized by the Board of Directors.  Any such authorization may be general or confined to specific instances.

6.3         Deposits. All monies of the Corporation not otherwise employed shall be deposited from time to time to its credit in such banks or trust companies or with such bankers or other depositories as the Board of Directors may select, or as from time to time may be selected by any officer or agent authorized so to do by the Board of Directors.

6.4         Checks, Drafts. etc. All checks, drafts, acceptances, notes, endorsements, and, subject to the provisions of these Amended Bylaws, evidences of indebtedness of the Corporation shall be signed by such officer or officers or such agent or agents of the Corporation and in such manner as the Board of Directors from time to time may determine. Endorsements for deposit to the credit of the Corporation in any of its duly authorized depositories shall be in such manner as the Board of Directors from time to time may determine.

6.5         Bonds and Debentures.  Every bond or debenture issued by the Corporation shall be evidenced by an appropriate instrument signed by the President or a Vice President and by the Secretary.  Where such bond  or debenture is authenticated with the manual  signature of an authorized officer of the Corporation or other trustee designated by the indenture of trust or other agreement under which such security is issued, the signature of any of the Corporation's officers named thereon may be a facsimile. In case any officer who signed, or whose facsimile signature has been used on any such bond or debenture, shall cease to be an officer of the Corporation for any reason before the same has been delivered by the Corporation, such bond or debenture may nevertheless be adopted by the Corporation and issued and delivered as though the person who signed it or whose facsimile signature has been used thereon had not ceased to be such officer.

6.6         Sale, Transfer. etc., of Securities.Sales, transfers, endorsements, and assignments of shares of stock, bonds, and other securities owned by or standing in the name of the Corporation and the execution and delivery on behalf of the Corporation of any and all instruments in writing incident to any such sale, transfer, endorsement, or assignment, shall be effected by the President, or by any Vice President, together with the Secretary, or by any officer or agent thereunto authorized by the Board of Directors.

6.7          Proxies.  Proxies  to vote  with  respect  to shares  of stock  of other  Corporations owned by or standing  in the name of the Corporation  shall be executed  and delivered  on behalf of the Corporation  by the President  or any Vice President  and the Secretary  of the Corporation  or by any officer  or agent thereunto  authorized  by the Board  of Directors.

ARTICLE  7

CAPITAL  STOCK

7.1          Stock Certificates.  The shares of the Corporation  may, but need not be, represented by certificates.   If the shares are represented  by certificates,  the certificates  shall be signed by two officers  as designated  by the Board  of Directors,  or in the absence  of such designation,   any two of the following  officers:   the President,  any Vice President,  the Secretary,  or any Assistant  Secretary of the Corporation.   The signatures  of the designated  officers  upon a certificate  may be facsimiles if the  certificate  is countersigned   by a transfer  agent,  or registered  by a registrar,  other than  the Corporation  itself or an employee  of the Corporation.   In case any officer who has signed or whose facsimile  signature  has been placed upon such certificate  shall have ceased to be such officer before such certificate  is issued, it may be issued by the Corporation  with the same effect as if he were such officer  at the date of its issue.

If the Corporation  is authorized  to issue  different  classes  of shares  or a different series within a class, the designations,  preferences,  limitations,  and relative rights applicable to each class, the variations  in preferences,  limitations,  and relative  rights  determined  for each series, and the authority  of the Board of Directors to determine variations for any existing or future class or series,  must  be  summarized   on the  front  or back  of each  share  certificate.  Alternatively, each certificate may state conspicuously on its front or back that the Corporation will furnish the shareholder this information on request in writing, without charge.

Each certificate  representing   shares shall also state upon the face thereof:

(a)        The name of the issuing  Corporation  and that it is organized  under the laws of the state of Utah.

(b)        The name of the person  to whom the certificate  is issued.

(c)        The number  and class of shares, and the designation  of the series, if any, which  such certificate  represents.

There shall be entered upon the stock transfer books of the Corporation  at the time of issuance  of each share, the number  of the certificate  issued,  the name and address  of the person owning the shares represented  thereby, the number  and kind, class, or series of such shares, and the date of issuance thereof.  Every certificate  exchanged  or returned to the Corporation  shall be marked "Cancelled"  with the date of cancellation.   Unless  otherwise  required by the Revised  Act, or by the Board of Directors  in accordance  with applicable  law, the foregoing  with respect  to shares does not affect shares  already represented  by certificates.

7.2          Shares Without Certificates. The Board of Directors  may authorize  the issuance of some or all of the shares of any or all of the classes  or series of the Corporation's   stock without certificates.   The authorization   does not affect shares already represented  by certificates  until they are surrendered to the Corporation.   Within  a reasonable  time after the issuance  or transfer  of shares without certificates, the Corporation  shall send the shareholder  a written statement  of the information required on certificates  as stated in Section  7.1 of these Amended  Bylaws.

7.3          Transfer of Stock. Transfers  of stock shall be made only upon the stock transfer books of the Corporation  kept  at the principal  office of the Corporation  or by the transfer  agent(s) designated to transfer  shares of the stock of the Corporation.   Except where a certificate  is issued in replacement  of a lost or destroyed  certificate  as provided  in these Amended  Bylaws,  an outstanding certificate  for the number  of shares  involved  shall be surrendered  for cancellation   before  a new certificate is issued therefor.   Except  as otherwise provided by law, the Corporation   and the transfer agent(s) and registrar(s),  if any, shall be entitled to treat the holder of record  of any share or shares of stock  as the absolute  owner  thereof  for all purposes  and,  accordingly,   shall  not be bound  to recognize  any legal, equitable,  or other claim to or interest in such share or shares  on the part of any other person whether  or not it or they shall have express  or other notice  thereof.

7.4          Restrictions on Transfer  or Registration  of Shares. The Board  of Directors  may, as they may deem expedient,  impose  restrictions  on the transfer or registration   of transfer  of shares of the Corporation.   The restriction  does not affect shares issued before the restriction  was adopted unless  the holders  of the  shares  are parties  to the restriction  agreement  or voted  in favor  of the restriction  or otherwise  consented  to the restriction.

The  restriction   on the  transfer  or registration   of transfer  of  shares  is valid  and enforceable  against  the holder  or a transferee  of the holder,  if the restriction   is authorized  by the Revised Act and its existence  is noted conspicuously  on the front or back of the certificate,  or if the restriction is contained  in the information  statement that is sent to shareholders  whose shares are not represented  by certificates  pursuant  to Section 7.2 of these Amended  Bylaws.

7.5          Regulations.   Subject   to the provisions   of these  Amended   Bylaws   and  of the Articles  of Incorporation,   the Board  of Directors  may make  such rules  and regulations   as it may deem expedient  concerning  the issuance,  transfer,  redemption,  and registration   of certificates  for shares of the stock of the Corporation.

7.6          Transfer Agent(s) and Registrar(s). The Board of Directors  may appoint one or more transfer agent(s) and one or more registrar(s)  with respect to the certificates  representing  shares of stock of the Corporation,   and may require  all such certificates  to bear the signature  of either or both.  The Board  of Directors  may from time to time define the respective  duties  of such transfer agent(s) and registrar(s).

7.7          Lost or Destroyed Certificates.  In the event  of the  loss  or destruction   of any certificate  of stock, another  may be issued in its place pursuant  to such regulations   as the Board of Directors may establish concerning  proof of such loss, theft, or destruction  and concerning  the giving of a satisfactory  bond or bonds  of indemnity.

7.8          Consideration for Shares. The Board of Directors may authorize the issuance of shares for consideration  consisting  of  any tangible  or intangible  property  or benefit  to  the Corporation, including cash, promissory notes, services performed, contracts or arrangements for services to be performed, or other securities of the Corporation.  The terms and conditions of any tangible or intangible property or benefit to be provided in the future to the Corporation, including contracts or arrangements for services to be performed, shall be set forth in writing. The Corporation may place in escrow shares issued in consideration for contracts, arrangements for future services or benefits, or in consideration of a promissory note, or make other arrangements to restrict transfer of the shares issued for any such consideration, and may credit distributions in respect of the shares against the purchase price until the services are performed, the note is paid, or the benefits are received. If the specified future services are not performed, the note is not paid, or the benefits are not received, the shares escrowed or restricted and the distributions credited may be cancelled in whole or in part.

ARTICLE 8

 INDEMNIFICATION

8.1         Indemnification.  Except as provided in Section 8.2 of these Amended Bylaws, the Corporation may, to the maximum extent and in the manner permitted by the Revised Act, indemnify an individual made a party to a proceeding because he is or was a director or an officer, against liability incurred in the proceeding if his conduct was in good faith, he reasonably believed that his conduct was in, or not opposed to, the Corporation's best interests, and in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. Termination of the proceeding by judgment, order, settlement, conviction, upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the director or the officer did not meet the standard of conduct described in this section

8.2         Certain Restrictions on Indemnification. The Corporation may not indemnify a director under Section 8.1 of these Amended Bylaws, in connection with a proceeding by or in the right of a Corporation in which the director or the officer was adjudged liable to the Corporation, or in connection with any other proceeding charging that the director or the officer derived an improper personal benefit, whether or not involving action in his official capacity, in which proceeding he was adjudged liable on the basis that he derived an improper personal benefit.

8.3         Mandatory Indemnification. The Corporation shall indemnify a director or an officer who was successful, on the merits or otherwise, in the defense of any proceeding, or in the defense of any claim, issue, or matter in the proceeding, to which he was a party because he is or was a director or an officer of the Corporation, against reasonable  expenses incurred by him in connection with the proceeding or claim with respect to which he has been successful.

8.4         Determination. The Corporation may not indemnify a director or an officer under Section 8.1 of these Amended Bylaws unless authorized and a determination has been made in a specific case that indemnification of the director or the officer is permissible in the circumstances because the director or the officer has met the applicable standard of conduct set forth in Section 8.1 of these Amended Bylaws.  Such determination shall be made either (a) by the Board of Directors by majority vote of those present at a meeting at which a quorum is present, and only those directors not parties to the proceedings shall be counted in satisfying the quorum requirement, (b) if a quorum cannot be obtained, by majority vote of a committee of the Board of Directors designated by the Board of Directors, which committee shall consist of two or more directors not parties to the proceeding, except that the directors who are not parties to the proceeding may participate in the designation of directors for the committee, (c) by special legal counsel selected by the Board of Directors or a committee of the Board of Directors in the manner prescribed by the Revised Act, or (d) by the shareholders, by a majority of the votes entitled to be cast by holders of qualified shares present in person or by proxy at a meeting. The majority of the votes entitled to be cast by the holders of all qualified shares constitutes a quorum for purposes of action that complies with this Section. Shareholders' action that otherwise complies with this Section is not affected by the presence of holders, or the voting, of shares that are not qualified shares as determined under the Revised Act.

8.5          General Indemnification. The indemnification   and  advancement   of expenses provided by this Article 8 shall not be construed  to be exclusive  of any other rights to which a person seeking   indemnification    or  advancement    of  expenses   may  be  entitled   under   the  Articles   of' Incorporation,   these  Amended  Bylaws,  any agreement,  any vote of shareholders   or disinterested directors,  or otherwise,  both as to action in his official capacity  and as to action in another capacity while holding  such office.

8.6          Advances. The Corporation  in accordance  with the Revised  Act may pay for or reimburse  the reasonable  expenses  incurred  by any director or officer who is a party to a proceeding in  advance  of final  disposition   of the  proceeding   if (a) the  director  or the  officer  furnishes  the Corporation  a written affirmation  of his good faith belief that he has met the applicable  standard  of conduct described in Section  8.1 of these Amended  Bylaws,  (b) the director  or the officer furnishes to  the  Corporation   a written  undertaking   in  the  form  required   by  the  Revised   Act,  executed personally  or on his behalf, to repay the advance  if it is ultimately  determined  that he did not meet the standard of conduct,  and (c) a determination  is made that the facts then known  to those making a determination  would not preclude  indemnification   under this Article  8.

8.7          Scope of Indemnification.  The indemnification   and  advancement   of expenses authorized  by this Article  8 is intended  to permit the Corporation  to indemnify  to the fullest extent permitted   by  the  laws  of the  state  of Utah,  any  and  all persons  whom  it  shall  have  power  to indemnify  under such laws from and against any and all of the expenses,  liabilities,  or other matters referred to in or covered by such laws.  Any indemnification  or advancement  of expenses hereunder shall, unless otherwise provided when the indemnification  or advancement  of expenses is authorized or ratified, continue as to a person who has ceased to be a director, officer, employee,  or agent of the Corporation  and shall inure to the benefit  of such person's heirs, executors  and administrators.  This Article  8 is a summary  of the indemnification   provisions  of the Revised  Act.   In the  event  of a conflict between the provisions  of this Article  8 and the Revised Act, the Revised  Act shall control.

8.8          Insurance. The  Corporation   may purchase  and maintain  liability  insurance  on behalf of a person who is or was a director,  officer, employee, fiduciary,  or agent of the Corporation, or who, while serving  as a director,  officer,  employee,  fiduciary,  or agent of the Corporation,  is or was serving  at the  request   of the  Corporation   as a director,  officer,  partner,  trustee,  employee, fiduciary,  or agent of another  foreign  or domestic  corporation,  or other person,  or of an employee benefit plan, against liability  asserted  against or incurred by him in any such capacity  or arising out of his status in any such capacity,  whether or not the corporation  would have the power to indemnify him against the liability  under the provisions  of this Article  8 or the laws of the state of Utah, as the same may hereafter  be amended  or modified.

ARTICLE   9

FISCAL YEAR

The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

ARTICLE 10

DIVIDENDS

The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law.

ARTICLE 11

AMENDMENTS

These Amended Bylaws may be amended by a two-thirds majority of the Board of Directors at any time, except to the extent that the Articles of Incorporation, these Amended Bylaws or the Revised Act reserve this power exclusively to the shareholders, in whole or part.  These Amended Bylaws may also be amended at any time by the shareholders.

ARTICLE 12

CONTROL SHARES ACQUISITIONS ACT

12.1      Shares Subject to Redemption. If a person proposes to make or has made a control share acquisition, as defined under the Utah Control Shares Acquisitions Act (the "Act"), and no acquiring person statement has been delivered to the Corporation by such acquiring person pursuant to Section 61-6-7 of the Act, or if the acquiring person has filed the acquiring person statement but the control shares have not been accorded full voting rights by the shareholders, the Corporation shall have the right to redeem, at fair market value, as defined in the Act, the control shares of the acquiring person, as defined in Section 61-6-2 of the Act.  Any such redemption hereunder shall take place within 60 days after the last acquisition of control shares by the acquiring person.   Control  shares acquired in a control  share acquisition  are not subject  to redemption  by the Corporation  after a statement  by the acquiring  person  has been delivered to the Corporation,  unless the shares are not accorded full voting rights by the shareholders  as provided  in Section  61-6-10  of the Act.

12.2        Dissenter's Rights.   In the event control shares required  in  a control share acquisition are accorded full voting rights pursuant to provisions of the Act, and the acquiring person has acquired control shares with a majority or more of the voting power, the shareholders of the Corporation shall not have dissenter's rights as provided in Section 61-6-12 of the Act.

ARTICLE  13

FORUM  FOR ADJUDICATION OF DISPUTES

Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivation action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation's shareholders, (iii) any action asserting a claim arising pursuant to any provision of the Revised Act, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be a state or federal court located within the State of Utah.  Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article 13.

CERTIFICATE OF ADOPTION  OF AMENDED  BYLAWS

OF

SECURITY   NATIONAL  FINANCIAL   CORPORATION

The undersigned   hereby  certifies  that he is the duly elected,  qualified,  and acting General Counsel and Corporate  Secretary  of Security National Financial  Corporation  and that the foregoing Amended  Bylaws  were  submitted   to and approved  and adopted  by the Board  of Directors  of the Corporation  by resolution  dated December  6,2013.

DATED  this 6th day December  of 2013.

/s/ Jeffrey R. Stephens
Jeffrey R. Stephens
General Counsel and Corporate Secretary